(ICON)

The Global
Government
Plus Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1996

(LOGO)

The Global
Government
Plus Fund, Inc.

Performance At A Glance.
It was a good year for The Global Government Plus Fund. Powered by a strong U.S. dollar and prudent asset selection, your Fund produced competitive returns throughout 1996, when compared to similar bond funds tracked by Lipper Analytical Services.

Cumulative Total Returns1                    As of 12/31/96

                                  One      Five        Since
                                  Year     Years     Inception2
                Class A           14.0%    59.3%      136.7%
                Class B           N/A      N/A         12.9
                Class C           N/A      N/A         12.9
Lipper Gen. World Inc. Avg3       10.4     40.0        **


Average Annual Total Returns1                 As of 12/31/96

                                  One      Five        Since
                                  Year     Years     Inception2
         Class A                  9.5%     8.9%      9.0%

Dividends &
 Yields
As of 12/31/96
                          Total Dividends       30-Day
                          Paid for 12 Mos.    SEC Yield
       Class A               $1.07              5.09%
       Class B               $1.03              4.69
       Class C               $1.03              4.67

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than the original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996 the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately seven years. Since Class B and C shares have been in existence less than one year, no average annual total returns are shown.

2Inception dates: 7/31/87 Class A; 1/15/96 Class B and Class C.

3These are the cumulative total returns of 131 funds in the Lipper General World Income Fund category for one year, and 38 funds for five years.

** Lipper since inception returns were Class A:114.8% for 14 funds; Class B:
140.2% for 3 funds; and Class C: 8.9% for 136 funds. Lipper provides data on a monthly basis, so for comparative purposes, these returns reflect the Fund's first full calendar month of performance.

How Investments Compared.
   (As of 12/31/96)
       (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers

Portfolio
Managers'Report
Your Fund seeks to maximize total return, which is its current income plus any capital appreciation of its underlying bonds. The Fund invests primarily in intermediate-term, investment grade bonds issued throughout the world. The Fund may also invest up to 10% of total net assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's or of comparable quality in our view. Lower rated securities carry a greater risk of loss of principal and interest than higher rated securities. There are special risks associated with foreign investing, including social, political and currency risks, and potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

How We Invest.
We look to invest in countries with well-managed economies and currencies. These are critical factors in determining a bond's value and its prospects for appreciation. Once we have identified our preferred countries, we look at specific types of bonds and issuers. It's a top-down investment philosophy that governs our broad country and currency allocation.

Strategy Session.
-----------------------------------------------------
Of Countries & Currencies.
Our strategy depends upon investing in the right countries and currencies -- at the right time.

Your Fund invested primarily in foreign markets, allocating 65% of total investments to them. Historically, foreign bond markets have tended to produce returns superior to those of the U.S. In 1996, some non-U.S. bond returns were nearly ten times those of the U.S. (Italy 21.9% vs. U.S. 2.7% in local currency terms, according to the Salomon Bros. World Government Bond Index).

Some Were Hot.
Bond markets in Spain, Italy, Canada, and Australia afforded attractive investment returns in 1996. An expectation of currency union in Europe drew investors to the high yielding markets of Spain and Italy. And all of these countries featured well-managed economies and low levels of inflation, both of which we liked. The emerging markets of Poland and the Czech Republic were also favorites of ours because of their attractive yields.

Others Were Not.
To take advantage of these opportunities, we trimmed Fund assets during the year in poorer performing markets, such as the U.S., Germany, and elsewhere. In the U.S., the fear of higher interest rates prompted a strong sell-off in bonds last spring, which held returns (2.7%) down for the year. A declining mark and the strength of other foreign markets (namely Spain and Italy) drew investors away from Germany's bond market and were largely responsible for negative returns there (-0.3% according to the J.P. Morgan Traded Government Bond Index) in 1996.

We Hedged, You Gained.
Your Fund also used currency hedges to protect return. This meant we bought contracts giving us the option to buy currencies in the future. If we purchased correctly (and we usually did in 1996), the contracts made money for your Fund. If we didn't, the reverse would be true. Our currency of choice in 1996 was the U.S. dollar. At year-end, about 83% of our currency exposure was in U.S.
dollar bloc countries.

What Went Well.
------------------------------------

Countries Yield Success.
Several of our country selections yielded success over the year, including:

-In Eastern Europe, our emerging market investments performed very well. As we related in our previous letter to you, Poland and the Czech Republic have taken great strides in reforming their economies and encouraging foreign investment. Ratings by Moody's and Standard & Poor's of government bonds issued in these countries steadily improved, both countries now having investment grade status. Bond yields were also quite attractive. Eastern European markets comprised about 3% of total net assets on December 31, 1996.

-In Western Europe, we were impressed by the performances of the Spanish and Italian bond markets, which returned 14% and 27%, respectively in local currency terms, according to Salomon Bros. At year-end, 6.0% of total Fund investments were in Spanish bonds and 5.0% of total Fund investments were allocated to Italian bonds.

-Among dollar-bloc countries, (U.S., Australia, Canada and New Zealand), Australia and Canada also had solid returns of about 11% for the year. We modestly increased our holdings to 7% from 2% in Australia and to 9% from 6% in Canada as the year progressed.

Five Largest
Issuers.
11.5%    U.S. Treasury Note
         7.87%, 11/15/04
9.8%     German Bonds
6.4%     Denmark Bonds
6.1%     Netherlands Bonds
5.5%     Canadian Bonds
Expressed as a percentage of total net assets as of 12/31/96.


    Portfolio Breakdown.
 Expressed as a percentage of
total investments as of 12/31/96.

          (CHART)


And Not So Well.
------------------------
In Retrospect...
Looking back, we would have been more successful if we invested more in emerging markets or purchased additional currency contracts tied to the dollar. (It was our U.S. dollar strategy and emerging market returns which helped propel us ahead of the average international bond fund at mid-year).

Looking Ahead.
---------------------------
Six months ago we said that the worlds bond markets would probably remain sluggish for the remainder of 1996. We were pleasantly surprised by how the U.S. bond market recovered, and its positive effects on global bond markets. Going forward, we are cautiously optimistic. The U.S. is entering its sixth year of moderate economic growth with low levels of inflation. Around the world, economic growth remains slow and inflation remains well-behaved. Your Fund will seek additional return by pursuing its current investment policies and by adjusting its hedging strategy to meet changing market conditions.

President's Letter                        February 3, 1997
----------------------------------------------------------
(PICTURE)

Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 -- only weeks after breaking the 6000 mark in mid-October -- and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:

-Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

-See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

-Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered Representative today? If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.

Portfolio of Investments as of      THE GLOBAL GOVERNMENT PLUS
December 31, 1996                   FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)             Description           US$ Value (Note 1)
 -----------------------------------------------------------
LONG-TERM INVESTMENTS--89.7%
------------------------------------------------------------
Australia--6.6%
 A$     4,700     New South Wales Treasury
                    Corporation,
                    6.50%, 5/1/06                   $  3,444,626
        6,500     Queensland Treasury Corporation,
                    6.50%, 6/14/05                     4,820,648
                                                    ------------
                                                       8,265,274
------------------------------------------------------------
Canada--8.7%
 C$     5,000     British Columbia Provincial
                    Bond,
                    7.75%, 6/16/03                     3,957,923
                  Canadian Government Bonds,
        5,200(a)  9.00%, 12/1/04                       4,449,180
        2,800(a)  9.00%, 6/1/25, Ser. A-76             2,514,140
                                                    ------------
                                                      10,921,243
------------------------------------------------------------
Czech Republic--1.3%
 CZK   25,000     International Finance
                    Corporation,
                    10.50%, 11/30/98                     912,419
       20,000     Skoda Finance,
                    11.625%, 2/9/98                      732,504
                                                    ------------
                                                       1,644,923
------------------------------------------------------------
Denmark--6.4%
                  Danish Government Bonds,
 DKr   16,000(a)  7.00%, 12/15/04                      2,827,549
       28,250     8.00%, 3/15/06                       5,257,617
                                                    ------------
                                                       8,085,166
------------------------------------------------------------
France--1.7%
FF     10,000     National Bank of Hungary,
                    8.00%, 11/12/99                    2,093,559
Germany--11.4%
                  German Government Bonds,
  DM   10,000(a)  6.75%, 4/22/03                    $  6,975,689
        5,300(a)  7.375%, 1/3/05                       3,807,066
        2,500(a)  6.25%, 1/4/24                        1,534,846
        3,000     Republic of Colombia,
                    7.25%, 12/21/00                    2,044,084
                                                    ------------
                                                      14,361,685
------------------------------------------------------------
Italy--4.9%
Lira 2,500,000    Bayerische Landesanstalt Bank,
                    10.625%, 5/12/00                   1,829,168
    6,250,000     Italian Government Bond,
                    7.4375%, 8/1/99                    4,295,873
                                                    ------------
                                                       6,125,041
------------------------------------------------------------
Netherlands--6.0%
                  Dutch Government Bonds,
  NLG  10,000(a)  7.00%, 6/15/05                       6,303,443
        2,000(a)  7.50%, 1/15/23                       1,303,444
                                                    ------------
                                                       7,606,887
------------------------------------------------------------
New Zealand--2.1%
 NZ$    3,700     New Zealand Government Bond,
                    8.00%, 2/15/01                     2,703,071
------------------------------------------------------------
Poland--0.6%
 PLZ    1,250     General Electric Capital
                    Corporation,
                    18.25%, 2/27/98                      427,329
        1,000     Government of Poland,
                    16.00%, 10/12/98                     327,985
                                                    ------------
                                                         755,314

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as of      THE GLOBAL GOVERNMENT PLUS
December 31, 1996                   FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)             Description           US$ Value (Note 1)
----------------------------------------------------
Spain--4.3%
                  Spanish Government Bonds,
Pts   200,000     10.30%, 6/15/02                   $  1,823,936
      425,000(a)  8.20%, 2/28/09                       3,577,143
                                                    ------------
                                                       5,401,079
------------------------------------------------------------
United Kingdom--7.2%
 BP     1,500     Guaranteed Export Finance
                    Corporation,
                    7.25%, 12/15/98                    2,572,712
                  United Kingdom Treasury Bonds,
        1,850     7.75%, 9/8/06                        3,211,594
        1,700     8.75%, 8/25/17                       3,226,597
                                                    ------------
                                                       9,010,903
------------------------------------------------------------
United States--28.5%
Corporate Bonds--6.1%
 US$    1,250     Banco Nacional de Commercio
                    Exterior, SNC (Mexico),
                    7.50%, 7/1/00                      1,216,250
        3,100     Empresas La Moderna SA,
                    (Mexico),
                    11.375%, 1/25/99                   3,255,000
        2,550     Financiera Energetica Nacional
                    (Colombia),
                    9.00%, 11/8/99                     2,660,925
          500     Petroleas Mexicano (Mexico),
                    6.50%, 3/8/99, FRN                   489,062
                                                    ------------
                                                       7,621,237
                                                    ------------
Sovereign Bonds--7.6%
          980     Republic of Argentina,
                    6.625%, 3/31/05, Ser. L, FRN         852,600
        1,820     Republic of Brazil,
                    6.6875%, 1/1/01, IDU, FRN          1,763,125
                  Republic of Poland,
 US$    1,000     4.00%, 10/27/14                   $    842,500
                  Discount Note,
        3,500     6.50%, 10/27/24, FRN                 3,399,375
          750     Rio de Janeiro Municipality
                    (Brazil)
                    10.375%, 7/12/99                     774,375
        2,000     United Mexican States,
                    7.5625%, 8/6/01, FRN               2,004,800
                                                    ------------
                                                       9,636,775
                                                    ------------
Supranational Bond--3.3%
        4,100     Corporacion Andina de Formento,
                    7.375%, 7/21/00                    4,171,750
                                                    ------------
U.S. Government Obligation--11.5%
       13,250(a)  United States Treasury Note,
                    7.875%, 11/15/04                  14,459,062
                                                    ------------
                                                      35,888,824
                                                    ------------
                  Total long-term investments
                    (cost US$105,422,950)            112,862,969
                                                    ------------
SHORT-TERM INVESTMENTS--8.7%
------------------------------------------------------------
Czech Republic--0.3%
 CZK   10,000     ING Bank, Euro Commercial Paper,
                    12.25%(b), 2/20/97                   360,138
------------------------------------------------------------
Indonesia--0.3%
INR 1,000,000     Bank Tabungan Negara,
                    13.45%(b), 11/7/97                   378,949

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

THE GLOBAL GOVERNMENT PLUS FUND, INC.
Portfolio of Investments as of December 31, 1996
------------------------------------------------------------

Principal
Amount
(000)             Description           US$ Value (Note 1)
 ------------------------------------------------------------
Poland--0.7%
                  Polish Treasury Bills,
 PLZ    1,000     19.00%(b), 1/22/97                $    345,386
        1,000     19.00%(b), 1/29/97                     344,076
          750     19.00%(b), 2/5/97                      257,191
                                                    ------------
                                                         946,653
------------------------------------------------------------
Spain--1.5%
Pts   230,000     Republic of Argentina,
                    12.80%, 12/9/97                    1,828,622
------------------------------------------------------------
Repurchase Agreement--5.9%
 US$    7,394     Joint Repurchase Agreement
                    Account,
                    6.61%, 1/02/97 (Note 5)            7,394,000
                                                    ------------
                  Total short-term investments
                    (cost US$10,994,689)              10,908,362
                                                    ------------
------------------------------------------------------------
Total Investments--98.4%
                  (cost $116,417,639; Note 4)        123,771,331
                  Other assets in excess of
                    liabilities--1.6%                  1,952,674
                                                    ------------
                  Net Assets--100%                  $125,724,005
                                                    ------------
                                                    ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Principal amount segregated as collateral for forward currency contracts.
(b) Percentages quoted represent yields to maturity as of purchase date.
(c) Rate shown reflects current rate of variable rate instrument.
FRB--Floating Rate Bond.
FRN--Floating Rate Note.
IDU--Interest Due and Unpaid.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Statement of Assets and Liabilities        THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $116,417,639)...............................................................        $ 123,771,331
Foreign currency, at value (cost $551,723)..............................................................              547,877
Interest receivable.....................................................................................            3,083,854
Receivable for investments sold.........................................................................              644,220
Forward curreny contracts - amount receivable from counterparties.......................................              240,954
Receivable for Fund shares sold.........................................................................               19,163
Other assets............................................................................................                4,750
                                                                                                              -----------------
   Total assets.........................................................................................          128,312,149
                                                                                                              -----------------
Liabilities
Bank overdraft..........................................................................................            1,859,069
Accrued expenses and other liabilities..................................................................              329,005
Payable for Fund shares reacquired......................................................................              233,045
Management fee payable..................................................................................               83,808
Forward currency contracts - amount payable to counterparties...........................................               66,157
Distribution fee payable................................................................................               17,060
                                                                                                              -----------------
   Total liabilities....................................................................................            2,588,144
                                                                                                              -----------------
Net Assets..............................................................................................        $ 125,724,005
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     164,794
   Paid-in capital in excess of par.....................................................................          120,060,067
                                                                                                              -----------------
                                                                                                                  120,224,861
   Undistributed net investment income..................................................................            1,471,527
   Accumulated net realized loss on investments.........................................................           (3,463,805)
   Net unrealized appreciation on investments and foreign currencies....................................            7,491,422
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 125,724,005
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($125,636,694 / 16,468,002 shares of common stock issued and outstanding).........................                  $7.63
   Maximum sales charge (4.0% of offering price)........................................................                  .32
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $7.95
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($74,696 / 9,782 shares of common stock issued and outstanding)...................................                $7.64
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($12,615 / 1,652 shares of common stock issued and outstanding)...................................                $7.64
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.

THE GLOBAL GOVERNMENT PLUS FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                     Year
                                                     Ended
Net Investment Income                          December 31, 1996
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $53,523)..............................      $14,329,185
                                               -----------------
Expenses
   Management fee...........................        1,354,632
   Distribution fee--Class A................          260,520
   Distribution fee--Class B................              165
   Distribution fee--Class C................               59
   Transfer agent's fees and expenses.......          274,000
   Reports to shareholders..................          240,000
   Custodian's fees and expenses............          205,000
   Registration fees........................          147,000
   Directors' fees..........................           79,000
   Audit fees and expenses..................           62,000
   Legal fees and expenses..................           25,000
   Insurance expense........................           20,000
   Miscellaneous............................            6,737
                                               -----------------
      Total expenses........................        2,674,113
                                               -----------------
Net investment income.......................       11,655,072
                                               -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions..................       10,762,074
   Foreign currency transactions............        6,849,155
                                               -----------------
                                                   17,611,229
                                               -----------------
Net change in unrealized appreciation on:
   Investments..............................      (10,144,774)
   Foreign currencies.......................          851,788
                                               -----------------
                                                   (9,292,986)
                                               -----------------
Net gain on investments and foreign
   currencies...............................        8,318,243
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $19,973,315
                                               -----------------
                                               -----------------

THE GLOBAL GOVERNMENT PLUS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                        1996                 1995
Operations
   Net investment income.....      $11,655,072        $  21,840,656
   Net realized gain on
      investment and foreign
      currency
      transactions...........       17,611,229           28,051,264
   Net change in unrealized
      appreciation on
      investments and foreign
      currency
      transactions...........       (9,292,986)          23,236,542
                               -----------------    -----------------
   Net increase in net assets
      resulting from
      operations.............       19,973,315           73,128,462
                               -----------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A................      (14,407,707)         (21,840,656)
      Class B................           (1,274)                  --
      Class C................             (459)                  --
                               -----------------    -----------------
                                   (14,409,440)         (21,840,656)
                               -----------------    -----------------
   Distributions in excess of
      net investment income
      Class A................       (6,550,634)          (9,652,194)
      Class B................           (4,741)                  --
      Class C................             (747)                  --
                               -----------------    -----------------
                                    (6,556,122)          (9,652,194)
                               -----------------    -----------------
Fund share transactions
   Net proceeds from shares
      sold...................       25,036,772                   --
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........        3,183,726                   --
   Cost of shares
      reacquired.............     (251,843,155)(a)               --
                               -----------------    -----------------
   Net decrease in net assets
      from Fund share
      transactions...........     (223,622,657)                  --
                               -----------------    -----------------
Total increase (decrease)....     (224,614,904)          41,635,612
Net Assets
Beginning of year............      350,338,909          308,703,297
                               -----------------    -----------------
End of year..................    $ 125,724,005        $ 350,338,909
                               -----------------    -----------------
                               -----------------    -----------------

---------------
(a) Net of $4,291,995 redemption fee retained by the the Fund.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

Notes to Financial Statements              THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
The Global Government Plus Fund, Inc. (the ``Fund'') was organized in Maryland on April 20, 1987, as a closed-end, non-diversified management investment company. Investment operations commenced on July 31, 1987. On December 6, 1995 shareholders approved the conversion of the Fund to an open-end Fund. Effective January 15, 1996, the Fund began operating as an open-end Fund.
The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in debt securities issued or guaranteed by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities in the United States and in other countries and denominated in the currencies of such countries. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 10% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequecy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, U.S. and foreign taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
--------------------------------------------------------------------------------
 8

Notes to Financial Statements              THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: Dividends are declared quarterly. Distributions of long-term capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized losses on investments by $8,027,649 for foreign currency gains realized and recognized during the year ended December 31, 1996. Net investment income, net realized gains and net assets were not affected by this change.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective January 15, 1996, the management fee paid PMF is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. Prior thereto, the management fee was computed on the Fund's average weekly net assets. Amendments to the management and subadvisory agreements to reflect the provision by PMF and PIC of certain services necessary for the operation of the Fund as an open-end investment company were approved by shareholders of the Fund on December 6, 1995.
Effective January 15, 1996, the Fund began operations as an open-end fund and entered into a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B, and Class C shares, pursuant to a plan of distribution, (the ``Class A, B and C Plan'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plan, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares
--------------------------------------------------------------------------------
                                                                         9 -----

Notes to Financial Statements              THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period January 15, 1996 through December 31, 1996.
PSI has advised the Fund that it has received approximately $13,600 in front-end sales charges resulting from sales of Class A shares during the period January 15, 1996 through December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales-persons and incurred other distribution costs.
A redemption fee, paid to the Fund, of 2% was imposed on redemptions of shares acquired prior to the conversion during the first six months after the conversion (through July 12, 1996). The aggregate amount of the fee was $4,291,995.
PSI, PMF, and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').
The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Effective January 15, 1996, Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, began serving as the Fund's transfer agent. During the period January 15, 1996 through December 31, 1996, the Fund incurred fees of approximately $212,000 for the services of PMFS. As of December 31, 1996 approximately $18,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 aggregated $60,487,316 and $258,591,222, respectively.
At December 31, 1996, the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
Purchase Contracts      Payable         Value     (Depreciation)
------------------- ---------------  -----------  ---------------
British Pounds,
  expiring
  1/29/97..........   $ 1,487,578    $ 1,519,406     $  31,828
Netherlands
  Guilders,
  expiring
  1/29/97..........     1,942,290      1,954,218        11,928
                    ---------------  -----------  ---------------
                      $ 3,429,868    $ 3,473,624     $  43,756
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
  Sale Contracts      Receivable        Value     (Depreciation)
------------------- ---------------  -----------  ---------------
Australian Dollars,
  expiring
  1/29/97..........   $   980,172    $   981,578     $  (1,406)
French Francs,
  expiring
  3/17/97..........     5,870,613      5,794,268        76,345
German
  Deutschehmarks,
  expiring
  1/29/97..........     6,976,029      7,010,069       (34,040)
Japanese Yen,
  expiring
  1/29/97..........     3,365,810      3,294,652        71,158
Netherlands
  Guilders,
  expiring
  1/29/97..........    20,341,039     20,371,750       (30,711)
Swiss Francs,
  expiring
  1/29/97..........     5,351,690      5,301,995        49,695
                    ---------------  -----------  ---------------
                      $42,885,353    $42,754,312     $ 131,041
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

The United States federal income tax basis of the Fund's investments at December 31, 1996 was $116,485,512 and, accordingly, net unrealized appreciation for United States federal income tax purposes was $7,285,819 (gross unrealized appreciation--$8,035,393; gross unrealized depreciation--$749,574).
For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1996 of approximately $3,166,900 which will expire in 2002. Such carryforward is after utilization of $9,464,400 to offset the Fund's net taxable gains recognized in the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.
--------------------------------------------------------------------------------
10

Notes to Financial Statements              THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund had a .68% undivided interest in the joint account. The undivided interest for the Fund represented $7,394,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.
Goldman, Sachs & Co., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.
J.P. Morgan Securities, Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.
Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
Note 6. Capital
On December 6, 1995, the existing shareholders approved the conversion of the Fund to an open-end investment company which offers three classes of shares. Offering of Class A (the existing shares prior to open-ending), Class B and Class C shares commenced on January 15, 1996. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Beginning approximately March 21, 1997, the Fund will offer Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class. As of December 31, 1996 Prudential owned 11,000 Class A shares.
Transactions in shares of common stock for the period January 15, 1996 through December 31, 1996 were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Shares sold......................     3,220,486    $  24,951,678
Shares issued in reinvestment of
  dividends and distributions....       414,016        3,178,814
Shares reacquired................   (32,809,008)    (251,843,149)(a)
                                    -----------    -------------
Net decrease in shares
  outstanding....................   (29,174,506)   $(223,712,657)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Shares sold......................         9,299    $      73,644
Shares issued in reinvestment of
  dividends and distributions....           484            3,719
Shares reacquired................            (1)              (6)
                                    -----------    -------------
Net increase in shares
  outstanding....................         9,782    $      77,357
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Shares sold......................         1,497    $      11,450
Shares issued in reinvestment of
  dividends and distributions....           155            1,193
                                    -----------    -------------
Net increase in shares
  outstanding....................         1,652    $      12,643
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Net of $4,291,995 redemption fee retained by the Fund.
--------------------------------------------------------------------------------
                                                                        11 -----

Financial Highlights                       THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                                  Class B
                                                                        Class A(d)                              ------------
                                               ------------------------------------------------------------     January 15,
                                                                                                                  1996(c)
                                                                 Year Ended December 31,                          Through
                                               ------------------------------------------------------------     December 31,
                                                 1996         1995         1994         1993         1992           1996
                                               --------     --------     --------     --------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   7.68     $   6.76     $   7.84     $   7.38     $   8.28       $   7.72
                                               --------     --------     --------     --------     --------     ------------
Net investment income......................         .56          .48          .45          .55          .67            .52
Net realized and unrealized gain (loss) on
   investments and foreign currencies......         .28         1.13         (.97)         .74         (.70)           .25
                                               --------     --------     --------     --------     --------     ------------
   Total from investment operations........         .84         1.61         (.52)        1.29         (.03)           .77
                                               --------     --------     --------     --------     --------     ------------
Dividends from net investment income.......        (.67)        (.48)        (.23)        (.23)        (.67)          (.63)
Distributions from net realized capital
   gains...................................       --           --            (.10)        (.54)        (.20)        --
Distributions in excess of net investment
   income..................................        (.40)        (.21)       --           --           --              (.40)
Distributions in excess of net capital
   gains...................................       --           --           --            (.06)       --            --
Tax return of capital distributions........       --           --            (.23)       --           --            --
                                               --------     --------     --------     --------     --------     ------------
   Total dividends and distributions.......       (1.07)        (.69)        (.56)        (.83)        (.87)         (1.03)
                                               --------     --------     --------     --------     --------     ------------
Redemption fee retained by Fund(f).........         .18        --           --           --           --               .18
                                               --------     --------     --------     --------     --------     ------------
Net asset value, end of period.............    $   7.63     $   7.68     $   6.76     $   7.84     $   7.38       $   7.64
                                               --------     --------     --------     --------     --------     ------------
                                               --------     --------     --------     --------     --------     ------------
Per share market price, end of year........         N/A     $  7.375     $  5.625     $   7.00     $   7.00            N/A
                                                            --------     --------     --------     --------
                                                            --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price............................         N/A        44.39%      (12.04)%      11.57%        1.25%           N/A
   Net asset value.........................       14.02%       25.14%       (5.62)%      18.38%       (0.08)%        12.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $125,637     $350,339     $308,703     $357,783     $336,780            $75
Average net assets (000)...................    $180,588     $342,741     $331,421     $361,374     $364,037            $23
Ratios to average net assets:
   Expenses, including distribution fees...        1.48%(e)     1.05%        1.11%        1.07%        1.15%          2.09%(b)
   Expenses, excluding distribution fees...        1.34%(e)     1.05%        1.11%        1.07%        1.15%          1.34%(b)
   Net investment income...................        6.45%(e)     6.37%        6.21%        6.93%        8.36%          5.85%(b)
Portfolio turnover rate....................          38%         203%         526%         441%         346%            38%
                                               Class C
                                             ------------
                                             January 15,
                                               1996(c)
                                               Through
                                             December 31,
                                                 1996
                                             ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   7.72
                                             ------------
Net investment income......................         .52
Net realized and unrealized gain (loss) on
   investments and foreign currencies......         .25
                                             ------------
   Total from investment operations........         .77
                                             ------------
Dividends from net investment income.......        (.63)
Distributions from net realized capital
   gains...................................      --
Distributions in excess of net investment
   income..................................        (.40)
Distributions in excess of net capital
   gains...................................      --
Tax return of capital distributions........      --
                                             ------------
   Total dividends and distributions.......       (1.03)
                                             ------------
Redemption fee retained by Fund(f).........         .18
                                             ------------
Net asset value, end of period.............    $   7.64
                                             ------------
                                             ------------
Per share market price, end of year........         N/A

TOTAL INVESTMENT RETURN BASED ON(a):
   Market price............................         N/A
   Net asset value.........................       12.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............         $13
Average net assets (000)...................          $8
Ratios to average net assets:
   Expenses, including distribution fees...        2.09%(b)
   Expenses, excluding distribution fees...        1.34%(b)
   Net investment income...................        5.85%(b)
Portfolio turnover rate....................          38%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total return for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B and Class C shares.
(d) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.
(e) Because of the event referred to in (d) and the timing of such, the ratios for the Class A shares are not necessarily comparable to those of prior periods.
(f) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
12                                            See Notes to Financial Statements.

Report of Independent Accountants          THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
The Global Government Plus Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Government Plus Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 26, 1997
Federal Income Tax Information             THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1996) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 1996, the Fund paid distributions of $1.069 per Class A share, $1.030 per Class B share, and $1.030 per Class C share which represent dividends from ordinary income (net investment income and currency gains).
We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
--------------------------------------------------------------------------------
                                                                        13 -----

Supplemental Proxy Information             THE GLOBAL GOVERNMENT PLUS FUND, INC.
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of The Global Government Plus Fund, Inc. (The ``Fund'') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
(1) To elect Directors as follows: Edward D. Beach, Delayne Dedrick Gold, Robert
    F. Gunia, Donald D. Lennox, Douglas H. McCorkindale, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis
    A. Weil, III and Clay T. Whitehead.
(2) To ratify the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ended December 31, 1996.
    The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                                 Votes for                 Votes against             Abstentions
                                                             ----------------             -------------             -----------
(1) Edward D. Beach                                              9,054,020                        --                  345,281
   Delayne Dedrick Gold                                          9,070,414                        --                  328,887
   Robert F. Gunia                                               9,077,186                        --                  322,115
   Donald D. Lennox                                              9,068,129                        --                  331,172
   Douglas H. McCorkindale                                       9,067,497                        --                  331,804
   Mendel A. Melzer                                              9,065,265                        --                  334,036
   Thomas T. Mooney                                              9,075,075                        --                  324,226
   Stephen P. Munn                                               9,077,630                        --                  321,671
   Richard A. Redeker                                            9,072,576                        --                  326,725
   Robin B. Smith                                                9,077,120                        --                  322,181
   Louis A. Weil, III                                            9,075,239                        --                  324,062
   Clay T. Whitehead                                             9,067,280                        --                  332,021
(2) Price Waterhouse LLP                                         9,066,107                   101,611                  231,583

--------------------------------------------------------------------------------
14

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com
       (LOGO)

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Susan C. Cote, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Dechert Price & Rhoads
1500 K Street, NW
Washington, D.C. 20005

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

378907208      MF170E
378907307      Cat. #42M183Q
378907406

Getting The Most From Your Prudential Mutual Fund.
Change Your Mind. You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge. Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income. Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. Well gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that youre investing for the long haul.

Comparing A $10,000 Investment.
-------------------------------
The Global Government Plus Fund, Inc. vs.
the J.P. Morgan Traded Gov't Bond Index.

           Class A
           (CHART)

           Class B
           (CHART)

           Class C
           (CHART)

           Class A
           (CHART)

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The chart on the right is designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of Class A shares.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in The Global Government Plus Fund, Inc. (Class A, Class B and Class C) with a similar investment in the J.P. Morgan Traded Gov't Bond Index by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of this reporting period (December 31, 1996), as measured on a quarterly basis, beginning in 1987 for Class A shares and in 1996 for Class B and Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Since Class B and Class C shares have been in existence for less than one year, no average annual total returns are shown.

The Index is a weighted index of the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and the United States. It provides a broad measure of market performance. It is an unmanaged Index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of global bond funds and other indexes may portray different comparative performance.